Exhibit 10.02
SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQT CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

June 1, 2023

EQT Production Company
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Trust North Well Pad

Dear Mr. Bolen:
Reference is made to (A) that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company (“EPC”), Rice Drilling B LLC (“RDB”), and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021 and that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021 and that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”), and (B) that certain Water Services Agreement, dated effective as of October 22, 2021, by and between EPC, RDB and Equitrans Water Services (PA), LLC (“Equitrans Water” and together with Gatherer, the “Equitrans Parties”) as the same was amended by that First Amendment dated January 27, 2022 and that Second Amendment dated March 31, 2022 (as amended, the “Base WSA”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement and/or the Base WSA, as applicable.
WHEREAS, the Well Pad of Producer anticipated to be located in Greene County, Pennsylvania within the Daybreak System AMI as depicted on Exhibit A attached hereto and known as the Trust North Well Pad (“Trust Well Pad”) has an Anticipated Production Date of March 22, 2025 for purposes of the Gathering Agreement and an Anticipated Completion Date of April 12, 2024 for purposes of the Base WSA and ITC 1;

WHEREAS, the Trust Well Pad is an Initial Delivery Point under the Base WSA and ITC 1 and an Additional Confirmation Notice related to the Trust Well Pad has been delivered by Producer to Equitrans Water in accordance with Section 3.4 of the Base WSA;
WHEREAS, the Connection Notice Information for the Additional Receipt Point at the Trust Well Pad contemplates that such Additional Receipt Point meets the Additional Connection Criteria and, pursuant and subject to the terms of the Gathering Agreement, Gatherer is obligated to connect such Additional Receipt Point to the Gathering System; and
WHEREAS, Producer is willing to: (a) construct and install a 12 inch diameter steel gathering pipeline segment approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; (b) construct and install an 18 inch diameter High Density Polyethylene (HDPE) water pipeline segment approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; (c) construct and install fiber optic cable approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; and (d) open cut the well pad access road and (following the installation of the gathering pipeline segment, water pipeline segment and fiber optic cable) back fill the open cut trench with flowable fill approximately 2,400 feet in length (the facilities described in clauses (a) through (d) collectively, the “Trust Facilities”), subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer, Equitrans Water and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Trust Facilities; Installation Work; Materials.
(a)Subject to the terms and conditions of this Letter Agreement, Producer covenants and agrees to perform, or cause to be performed, the design, construction, installation, inspection and testing of the Trust Facilities (“Installation Work”) in accordance with the standards, specifications and documentation requirements of the Equitrans Parties, in each case as set forth on Exhibit B attached hereto and incorporated herein (“Work Standards”), provided, that in any event the performance standard set forth in Section 3.1 of the Gathering Agreement and the Base WSA shall apply to Producer’s performance of the Installation Work, mutatis mutandis. Producer agrees to use commercially reasonable efforts to complete the Installation Work on or before October 31, 2023.
(b)The Equitrans Parties covenant and agree to provide Producer with the pipeline materials and all other required materials (excluding flowable fill material) needed to perform the Installation Work (“Materials”); provided, that Producer shall be responsible for (i) arranging for the transportation of the Materials (with reasonable cooperation from the Equitrans Parties) from various locations, including the Durabond warehouse facility in Duquesne, Pennsylvania, the Western yard facility in Amity, Pennsylvania and the warehouse facility in

Waynesburg, Pennsylvania, to the location of the Trust Facilities, and (ii) paying the costs and expenses for such transportation (“Transportation Costs”), subject to the terms hereof; provided, further, that title to all Materials shall remain with the Equitrans Parties at all times, it being the intent of this Letter Agreement that the Equitrans Parties own the Trust Facilities, and all personal property constituting the Trust Facilities, in all respects.
(c)Following the Equitrans Parties’ receipt of notice of the completion of the Installation Work, the Equitrans Parties shall promptly thereafter, with reasonable prior written notice to Producer and during normal business hours, inspect the Installation Work and the Trust Facilities for the purpose of confirming that the same satisfies the standards and specifications provided by the Equitrans Parties and otherwise satisfies the performance standard set forth in Section 3.1 of the Gathering Agreement and Base WSA, as applicable; provided that Producer shall have the right to have a representative present during such inspection and the Equitrans Parties will comply with Producer’s HSE policies and requirements regarding access provided in writing in advance. Reasonably promptly following the Equitrans Parties’ inspection of the Installation Work and the Trust Facilities, the Equitrans Parties shall deliver notice in writing to Producer either (i) approving the Installation Work and the Trust Facilities, or (ii) identifying in reasonable detail any failures of the Installation Work and the Trust Facilities to comply with the Work Standards.
(d)From and after the completion of the Installation Work and the written approval by the Equitrans Parties of the Installation Work, (i) the Equitrans Parties shall be responsible for connection of the Trust Facilities to the Gathering System and Greene County System, as applicable, (ii) the Trust Facilities connected to the Gathering System shall be deemed part of the Gathering System for all purposes under the Gathering Agreement, (iii) the Trust Facilities connected to the Greene County System shall be deemed part of the Greene County System for all purposes under the Base WSA and ITC 01, (iv) Gatherer shall have all rights and responsibilities with respect to the Trust Facilities connected to the Gathering System as are applicable to the Gathering System under the Gathering Agreement (including the indemnification provisions set forth in Article 15 of the Gathering Agreement), and (v) Equitrans Water shall have all rights and responsibilities with respect to the Trust Facilities connected to the Greene County System as are applicable to the Water System under the Base WSA and ITC 01 (including the indemnification provisions set forth in Article 13 of the Base WSA); provided, however, the Equitrans Parties’ approval of the Installation Work and the Trust Facilities shall not limit or diminish Producer’s liability for failure to perform, or cause to be performed, the Installation Work in accordance with Section 1(a) hereof, to the extent that such failure was not identified, and could not reasonably be expected to be identified, by the Equitrans Parties when inspecting the same in accordance with Section 1(c) hereof. Except to the extent expressly set forth herein, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any Wells on the Trust Well Pad or otherwise to the Gathering System under Section 3.3 of the Gathering Agreement and the delivery of Water to the Trust Well Pad under Section 3.4 of the Base WSA and the other terms and conditions thereof.

2.Real Property Rights; Receipt Point Facilities; Incremental Assignment.
(a)The Equitrans Parties have acquired, at their sole cost and expense, all of the easements and rights-of-way necessary for the Equitrans Parties to own and operate the Trust Facilities (“Real Property Rights”).
(b)Producer represents that it shall provide to Equitrans Parties all of its records, files and other data to the extent necessary or convenient to the ownership and operation of the Trust Facilities (excepting all those records subject to confidentiality restrictions, privileged information, and any proprietary information).
(c)To the extent available without interfering with Producer’s facilities or operations, which shall be determined in the reasonable discretion of Producer, Producer agrees to provide sufficient space for locating Receipt Point facilities on the Trust Well Pad.
(d)To the extent that the Trust Facilities comprise any personal property other than the Materials, on or before the completion of the Installation Work, Producer shall convey all of its right, title and interest in and to the personal property comprising the Trust Facilities, pursuant to an Assignment in substantially the form of Exhibit C.
3.Reimbursement; Costs.
(a)The Equitrans Parties shall reimburse Producer for all Costs incurred or committed to by Producer and/or its Affiliates, not to exceed $[***] (“Cap”).
(b)“Costs” means all actual third party documented costs and expenses of any kind incurred by Producer and/or its Affiliates in connection with the Installation Work, including Transportation Costs. As soon as practical after the completion of the Installation Work, Producer shall deliver to the Equitrans Parties a statement showing in reasonable detail the Costs. The Equitrans Parties agree to pay, or cause to be paid, the Costs, not to exceed the Cap, within [***] days of the date of the statement.
4.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.

5.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement and Section 16.7 of the Base WSA. The Parties hereby ratify and confirm the Gathering Agreement and the Base WSA, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement and the Base WSA shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement and the Base WSA, as applicable, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

EQUITRANS PARTIES:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John Quinn
Name: John Quinn
Title:     VP Business Development & Comm Svcs

EQUITRANS WATER SERVICES (PA), LLC,
a Delaware limited liability company

By:     /s/ John Quinn
Name: John Quinn
Title:     VP Business Development & Comm Svcs
Letter Agreement re: Trust North Well Pad
Signature Page

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ David Khani
Name:     David Khani
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     Senior Vice President, Commercial
Letter Agreement re: Trust North Well Pad
Signature Page

EXHIBIT A

[***]

EXHIBIT B

[***]

EXHIBIT C

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT AND BILL OF SALE

This ASSIGNMENT AND BILL OF SALE (this “Assignment”) is dated effective as of [●], 2023 (the “Effective Time”), by and between [EQT Entity], a [●], whose address is 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222, hereinafter referred to as “Assignor”; and [ETRN Entity], a [●], whose address is 2200 Energy Drive, Canonsburg, PA 15317, hereinafter referred to as “Assignee”. Assignor and Assignee are sometimes also referred to singularly as a “Party” and are sometimes collectively referred to as the “Parties”.
RECITALS

WHEREAS, Assignor and certain of its affiliates and Assignee entered into that certain Letter Agreement re: Trust North Well Pad, dated [●], 2023 (“Letter Agreement”), pursuant to which Assignor has agreed, subject to the terms of the Letter Agreement to: (a) construct and install a 12 inch diameter steel gathering pipeline segment approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; (b) construct and install an 18 inch diameter HDPE water pipeline segment approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; (c) construct and install fiber optic cable approximately 1,200 feet in length extending from the location of the Receipt Point on the Trust Well Pad to the end of the well pad access road near the proposed launcher area as depicted on Exhibit A attached hereto; and (d) open cut the well pad access road and (following the installation of the gathering pipeline segment, water pipeline segment and fiber optic cable) back fill the open cut trench with flowable fill approximately 2,400 feet in length (the facilities described in clauses (a) through (d) collectively, the “Trust Facilities”).

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to receive from Assignor, all of Assignor’s interest in the Assets described below in accordance with this Assignment.

NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

ARTICLE I
ASSIGNMENT

1.1    Assignment. For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND

DELIVER unto Assignee, all of Assignor’s right, title, and interest in and to the personal property constituting the Trust Facilities, including such personal property set forth on Exhibit A (the “Assets”).

TO HAVE AND TO HOLD the Assets unto Assignee, and its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II
DISCLAIMERS

2.1    Disclaimers. NEITHER ASSIGNOR NOR ANY OF ITS AFFILIATES NOR ANY OF ITS OR THEIR REPRESENTATIVES IS MAKING ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, ORAL OR WRITTEN, STATUTORY, EXPRESS OR IMPLIED, RELATING TO THE ASSETS, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTY RELATING TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, PERFORMANCE, VALUE, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE OF THE ASSETS, AND ASSIGNOR HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES.

2.2     Letter Agreement. This Assignment is made specifically subject to the terms and conditions of the Letter Agreement, which is incorporated herein by reference as though set forth in full herein, and should there be any conflict between the terms and provisions of this Assignment and the Letter Agreement, the terms and provisions of the Letter Agreement shall prevail. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Letter Agreement. Except for the Letter Agreement, this Assignment instrument represents the entire agreement between the parties with respect to its subject matter and replaces and supersedes all previous or contemporaneous agreements between them, whether oral, written or formed by a course of dealing. No amendment to this Assignment will be effective unless it is in writing and executed by each party’s duly authorized representative.

2.3    Description. It is the express intent of the parties that all of Assignor’s right, title, and interest in and to the Assets be assigned to Assignee hereunder whether such interests are properly described or not, unless expressly reserved herein.

ARTICLE III
MISCELLANEOUS

3.1    Governing Law. This Assignment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Assignment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Assignment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

3.2    Cooperation. In addition to this Assignment, each Party shall execute, acknowledge, and deliver to the other Party, in a timely manner and without further consideration, any documents or instruments that such Party may reasonably require, including further assignments or conveyances required by any governmental authorities, deeds, and consents to further evidence the assignment and conveyance of the Assets as contemplated by this Assignment.

3.3    Binding Effect. The terms, covenants and conditions of this Assignment bind and inure to the benefit of the Parties hereto and their respective successors and assigns.

3.4    Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Assignment has been executed by Assignor as of the Effective Time.
ASSIGNOR:
[EQT Entity]

By:
Name:
Title:

ACKNOWLEDGMENTS

COMMONWEALTH OF ______________________,
COUNTY OF ____________________, TO-WIT:

        The undersigned, a notary public of said county, hereby certifies that ________________________, the ________________________ of ________________________, a ________________________, who signed the foregoing Assignment, has this day in my said county, before me, acknowledged that he/she executed the same for the purposes therein contained as the ________________________ of said corporation.

Given under my hand this ___ day of ____________, 2023.

My commission expires: __________________________________________

______________________________________
        Notary Public

        (NOTARIAL SEAL)
[Signature and Acknowledgment Page to Assignment of Rights of Way]

IN WITNESS WHEREOF, this Assignment has been executed by Assignee as of the Effective Time.

ASSIGNEE:
[ETRN Entity]

By:
Name:
Title:

ACKNOWLEDGMENTS

COMMONWEALTH OF ______________________,
COUNTY OF ____________________, TO-WIT:

        The undersigned, a notary public of said county, hereby certifies that ________________________, the ________________________ of ________________________, a ________________________, who signed the foregoing Assignment, has this day in my said county, before me, acknowledged that he/she executed the same for the purposes therein contained as the ________________________ of said partnership.

Given under my hand this ___ day of ____________, 2023.

My commission expires: __________________________________________

______________________________________
    Notary Public

(NOTARIAL SEAL)

[Signature and Acknowledgment Page to Assignment of Rights of Way]

EXHIBIT A

Assets

EXHIBIT B

Trust Well Pad and Trust Facilities

[***]